UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 21, 2008
U.S. BANCORP
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-6880	41-0255900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall	55402
Minneapolis, Minnesota	(Zip Code)
(Address of Principal Executive Office)
(651) 466-3000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
SIGNATURES
INDEX TO EXHIBITS
Ex-99.1
Ex-99.2

ITEM 8.01 OTHER EVENTS
     On November 21, 2008, U.S. Bancorp (the “Company”) issued a press release announcing the acquisition by its lead bank, U.S. Bank National Association, of the banking operations of Downey Savings and Loan Association, F.A., based in Newport Beach, California, and PFF Bank & Trust, based in Pomona, California, from the Federal Deposit Insurance Corporation. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Additional information regarding these transactions is included in a slide presentation posted on the Company’s website and attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Exhibit No.	Description
99.1	Press release dated November 21, 2008.

99.2	Presentation slides dated November 21, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Bancorp
Date: November 26, 2008	By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Corporate Secretary